Exhibit 10(q)


                           EMPLOYMENT AGREEMENT
                           --------------------

      THIS AGREEMENT, effective as of the closing of the transactions contemplated by the merger agreement dated July 25, 1994 among SafeCard Services, Incorporated (the "Company"), KHAC,
Inc. and Wright Express Corporation ("WEX") (the "Merger
Agreement") (such closing date referred to herein as the "Effective Date"), by and between the Company and John R. Birk (the
"Executive"),

      WHEREAS, the Company desires to obtain the services of the Executive, and the Executive is willing to render such services, in accordance with the terms hereinafter set forth; and

      WHEREAS, the Board of Directors of the Company (the "Board") by appropriate resolutions has authorized the employment of the Executive as provided for in this Agreement.

      NOW THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Executive agree as follows:

                           ARTICLE I

                       Term of Agreement

      1.01 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending three (3) years from the Effective Date; provided, however, that commencing on the third anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, the term of this Agreement shall automatically be extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least one hundred eighty (180) days prior thereto that the term of this Agreement shall not be so extended. The initial term of employment and any extension thereof shall be referred to as the "Employment Term."

                           ARTICLE II

                      Position and Duties

      2.01 Position. The Executive shall be employed as the President and Chief Executive Officer of WEX, which shall be a wholly-owned subsidiary of the Company, or shall have such other position as is mutually agreed to by the Executive and the Company from time to time.

      2.02 Duties. The Executive agrees to perform the duties, undertake the responsibilities and exercise the authority customarily associated with the position described in Section 2.01. The Company and the Executive agree that the Executive shall report directly to the Chairman of the Board and Chief Executive Officer of the Company, Paul G. Kahn. Excluding periods of vacation and sick leave to which the Executive is entitled, the Executive agrees that during the Employment Term, he shall devote his full business time to the business and affairs of the Company and to the duties and responsibilities assigned to him hereunder. The Executive may
(i) with the written permission of the Board of Directors serve on corporate boards, (ii) serve on civic or charitable boards or committees, (iii) manage personal investments, and (iv) deliver lectures and teach at educational institutions so long as such activities do not significantly interfere with the performance of the Executive's duties and responsibilities hereunder.

                           ARTICLE III

                          Compensation

      3.01 Base Salary. The Company agrees to pay or cause to be paid to the Executive during the Employment Term a base salary at the rate of $275,000 per annum or such larger amount as the Board of Directors may from time to time determine (as increased from time to time, the "Base Salary"). Such Base Salary shall be payable in accordance with the Company's customary practices applicable to its executives and shall be reviewed at least annually by the Board of Directors and may be further increased (but not decreased) in such amounts as the Board of Directors in its discretion may decide.

      3.02   Sign-On Bonus.  The Company shall deliver to the
Executive upon the Effective Date the following:

      (a)    a one-time cash bonus of $32,000, and

      (b) 1,000 shares of common stock of the Company, par value $.01 (the "Restricted Shares"), which shall be subject to the terms, conditions and restrictions described below.

      (c) If the Executive's continuous employment with the Company shall terminate for any reason specified in
             Section 6.03 or 6.02 prior to the six month anniversary of the Effective Date, all rights of the Executive to the Restricted Shares shall terminate. The restrictions set forth in this Section 3.02 shall lapse on the six month anniversary date, provided the Executive is employed by the Company under this Agreement on such date.

      (d) Restricted Shares subject to the restrictions imposed by clause (c) hereof shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of prior to the lapse of restrictions applicable to such Restricted Shares.

      3.03 Short-Term Incentives. The Executive shall receive an annual bonus for performance during the 1994 calendar year in an amount determined in substantial accordance with the WEX management bonus plan applicable to the Executive prior to the Effective Date. Beginning January 1, 1995, the Executive shall receive an annual bonus in an amount determined in substantial accordance with the Short Term Incentive Plan for the President/COO level contained in "Suggested Approach to the Executive Compensation Program" prepared by Hewitt Associates ("Hewitt"), dated September 7, 1993, as amended to date and from time to time hereafter with the consent of the Executive (the "Short Term Incentive Plan"). The annual bonus shall be payable at such time as other bonuses are payable under the Short Term Incentive Plan, unless the Executive shall otherwise elect to defer the receipt of such annual bonus.

                              ARTICLE IV

                            Other Benefits

      4.01 Long Term Incentives; Parity Incentives. The Executive shall be granted options to purchase 150,000 shares of the common stock of the Company subject to the terms and conditions set forth in the option agreements attached as Exhibits 1, 2 and 3 hereto and made a part hereof. The Executive shall also be eligible to participate, on terms comparable to those applicable to other senior executives of the Company, in such other long-term incentive compensation plans maintained by the Company which provide opportunities to receive compensation in addition to annual base salary to senior executives of the Company.

      4.02 Executive Benefits. Subject to the terms of such plans, the Executive will be covered under all retirement, medical, dental and vision care, short-term and long-term disability, life insurance, accident insurance and other benefit plans maintained from time to time by the Company for its senior executives.

      4.03 Disability Insurance. The Company shall use its best efforts to secure and maintain throughout the Employment Term a commercially available policy providing disability income to the Executive for the period beginning on the date the Executive experiences a Disability as defined in Section 6.04 and ending on the earlier of (i) the date on which the Disability ceases, (ii) the Executive's death or (iii) the date on which the Executive attains age 65, in an amount equal to 70% of his then current Base Salary ("Disability Income") payable in accordance with normal payroll practices for senior executives of the Company then in effect during the period of his Disability. Except as provided in
Section 6.02 or pursuant to a disability benefit program maintained by the Company, the Executive shall not be entitled to receive and the Company shall not be obligated to pay the Executive any other compensation, including, but not limited to Base Salary or annual bonus, in respect of a period during which the Executive is receiving Disability Income. The disability benefit provided pursuant to this Section 4.03 shall be integrated with the Company's standard disability benefit programs so that upon the Disability of the Executive in no event shall the Executive be entitled to any amount in excess of his Disability Income.

      4.04 Life Insurance. The Company shall use its best efforts to secure one or more policies of standard term life insurance on the life of the Executive from a "AAA" rated provider providing, in the aggregate, a face amount of not less than $1,000,000 in the event of the Executive's death during the Employment Term (with a provision for double indemnity in the case of accidental death) (the "Death Benefit") payable to a beneficiary chosen by the Executive and to maintain such policy or policies in effect throughout the Employment Term, and to assign such policy to or pursuant to the directions of the Executive at the termination of the Executive's employment. The life insurance benefit provided pursuant to this Section 4.04 shall be integrated with the Company's normal life insurance benefit program so that upon the death of the Executive during the Employment Term in no event shall the Executive's Beneficiary (as hereinafter defined) be entitled to receive an amount in excess of the Death Benefit.

      4.05 Vacation and Sick Leave. The Executive shall be entitled to annual vacation in accordance with the policies as periodically established by the Board of Directors for similarly situated executives of the Company, which shall in no event be less than twenty-five days per year. The Executive shall be entitled to sick leave (without loss of pay) in accordance with the Company's policies as in effect from time to time.

      4.06 Expenses. The Company shall reimburse the Executive for all reasonable travel, entertainment and other business expenses incurred by him in accordance with Company policy regarding travel, entertainment and business expenses in connection with the performance of the Executive's duties under this Agreement during the Employment Term, such reimbursement to be made in accordance with the Company's policy and practice relating to reimbursement of senior executives.

      4.07 Executive Allowance. The Executive shall be entitled to an annual allowance, not to exceed $12,500 for an automobile and professional counseling (including professional services of a financial, legal or accounting nature). On a monthly basis, the Executive may elect, in his discretion, either to receive a car allowance of $500 a month or to present itemized accounts of automobile lease expenses for reimbursement. The Company will pay such amounts as expenses are incurred upon presentation by the Executive of an itemized account of expenses for professional counseling.

      4.08 Supplemental Retirement Benefit. The Company agrees to enter into a Trust Agreement for the benefit of the Executive providing for the establishment of a grantor trust (the "Rabbi Trust"). The Company agrees to contribute 6.7 percent of the Executive's Base Salary to the Rabbi Trust on the first anniversary date and on each succeeding anniversary date occurring during the Employment Term. Amounts contributed to the Rabbi Trust, plus any investment gains, and minus any investment losses, shall be paid to the Executive (i) upon his termination of employment other than by the Company for Cause or (ii) if the Executive's employment is terminated by the Company for Cause, on the first date following such termination on which the Executive has attained age 65; provided, however, that the amount payable hereunder shall be reduced by the amount of any vested Company provided qualified retirement plan benefit (other than an account balance attributable to the Executive's contributions to a cash or deferred arrangement) calculated as a lump sum payable at the same time as the benefit hereunder using reasonable actuarial assumptions.


                             ARTICLE V

                             Relocation

      5.01 Relocation Expenses. If it becomes necessary in the performance of the Executive's duties and responsibilities for the Executive to relocate from Portland, Maine area, the Executive shall be entitled to the relocation benefits provided in accordance with the Company's Relocation Guidelines dated June 22, 1994; provided, however, that Section IV.H of such guidelines shall be modified so that (a) the term "original purchase price" shall include the original purchase price plus the value of all capital improvements made to the Executive's residence and (b) the maximum loss on sale payment shall be 15% percent of the Executive's Base Salary.

      5.02 Interim Expenses. During the period beginning on the date hereof and ending on the date on which the Executive relocates (the "Interim Period"), the Executive agrees to spend such time at the Company's offices in Jacksonville and Cheyenne as is reasonably necessary to perform the Executive's duties and responsibilities under this Agreement. The Company agrees to reimburse the Executive for all reasonable travel costs incurred during the Interim Period commuting between the Portland, Maine area, the Jacksonville, Florida area and the Company's offices in Cheyenne, Wyoming.

                          ARTICLE VI

                   Termination of Employment

      6.01 Voluntary Resignation for Good Reason or Termination Other than for Cause, Death or Disability. If, during the Employment Term, the Company terminates the Executive's employment other than for Cause, death or Disability or if the Executive resigns his employment for Good Reason, the Company shall provide the following to the Executive:



      (a) as soon as practicable after the Termination Date (as hereinafter defined) a lump sum cash payment equal to the aggregate of the following:

            (i) the portion of the Executive's then current Base Salary accrued to the Termination Date but unpaid as of the Termination Date (the "Unpaid Salary"); plus

            (ii) an amount equal to the highest amount of incentive compensation, including annual bonus, received or deferred by the Executive for any bonus period during the Employment Term (or, if the Termination Date occurs prior to the completion of the first period with respect to which the Executive would be entitled to an annual bonus under Section 3.03 of this Agreement (the "First Bonus Period"), incentive compensation equal to the amount the Executive would have received under the Company's Short Term Incentive Plan if the maximum target levels were achieved), reduced pro rata for that portion of the current bonus period not completed as of the end of the month in which the Termination Date occurs (the "Pro Rated Bonus"); plus

            (iii) severance pay in an amount equal to 150% of the
                  sum, of (A) the Executive's then current Base Salary plus (B) an amount equal to the highest incentive compensation, including annual bonus, received or deferred by the Executive for any bonus period during the Employment Term; provided, however, if the Termination Date occurs prior to the completion of the First Bonus Period the incentive compensation in clause (B) shall equal the amount the Executive would have received under the Company's Short Term Incentive Plan if the maximum performance levels were achieved; and provided, further, that if the termination occurs within three (3) years following a Change in Control, 300% shall be substituted for 150% (the "Severance Amount").

            If the Executive's termination of employment occurs after a reduction in all or any part of the Executive's compensation provided under Article III, the amounts payable to him pursuant to this Section 6.01 shall be based upon his compensation before the reduction.

      (b) The amount and value of his entire plan account and interest under any investment plan or stock ownership plan, and all employer contributions made or payable to any such plan for his account prior to the end of the month in which the Termination Date occurs shall be deemed vested and payable to him. Such payment or distribution shall be in accordance with the elections made by the Executive.

      (c) All stock options, stock appreciation rights, restricted stock, and other incentive compensation granted to the Executive by the Company shall immediately vest in their entirety, and the Executive may exercise all such options and rights, and shall receive payments and distributions accordingly.

      6.02 Termination in the Event of Death or Disability. If during the Employment Term, the Company terminates the Executive's employment due to the Executive's death or Disability, the Company shall provide the following to the Executive (or his Beneficiary):

      (a) as soon as practicable after the Termination Date a lump sum cash payment equal to the sum of the Unpaid
            Salary plus the Pro Rated Bonus.

      (b) The amount and value of his entire plan account and interest under any investment plan or stock ownership plan, and all employer contributions made or payable to any such plan for his account prior to the end of the month in which the Termination Date occurs shall be deemed vested and payable to him. Such payment or distribution shall be in accordance with the elections made by the Executive.

      (c) All stock options, stock appreciation rights, restricted stock, and other incentive compensation granted to the Executive by the Company shall, to the extent vested, remain outstanding for one (1) year from the Termination Date. In the event that (i) the Company terminates the Executive's employment due to Disability and (ii) the Disability ceases (such that the Executive is no longer entitled to receive Disability Income) prior to the termination of the Employment Term, the Company will continue to pay the Executive an amount equal to the Disability Income for the remainder of the then current Employment Term.

      6.03 Termination for Cause or Voluntary Resignation other than for Good Reason. Except as otherwise set forth in Section 4.08 or this Section 6.03, all obligations of the Company under this Agreement shall cease if, during the Employment Term, the Company terminates the Executive for Cause or the Executive resigns his employment for other than Good Reason. Upon such termination the Executive shall be entitled to receive, in a lump sum cash payment as soon as practicable after the Termination Date, an amount equal to the Unpaid Salary.

      6.04 Payments Upon the Executive's Termination. The foregoing payments upon the Executive's termination shall constitute the exclusive payments due the Executive upon termination from his employment with the Company under this Agreement or otherwise; provided, however, that except as stated above, such payments shall have no effect on any benefits which may be payable to the Executive under any plan of the Company which provides benefits after termination of employment, other than severance pay or salary continuation pursuant to a Company plan which amount shall be reduced by the amount of the Severance Amount or other severance pay received by the Executive pursuant to this Agreement. The Executive shall not be required to mitigate the amount of any payment provided for after a Change in Control by seeking other employment or otherwise, nor shall the amount of any such payment be reduced by any compensation earned by the Executive as the result of employment by another employer after the Termination Date.

                             ARTICLE VII

                         Certain Definitions

      7.01 "Beneficiary" means the person or trust designated in writing by the Executive to receive any payments due under this Agreement in the event of the Executive's death and if no such person or trust is designated, the Executive's estate.

      7.02 "Cause" means (a) the Executive's material breach of this Agreement, (b) conviction of the Executive for (i) any crime constituting a felony in the jurisdiction in which committed, (ii) any crime involving moral turpitude (whether or not a felony), or
(iii) any other criminal act against the Company involving dishonesty or willful misconduct intended to injure the Company (whether or not a felony), (c) the adjudication of the Executive as bankrupt, (d) the failure or refusal of the Executive to follow the lawful and proper directives of the Board of Directors, or (e) willful malfeasance or gross misconduct by the Executive which damages the Company; provided, however that the Company shall not be deemed to have Cause pursuant to clauses (a) or (d) unless the Company gives the Executive written notice that the specified conduct or event has occurred and the Executive fails to cure the conduct or event within thirty (30) days after receipt of such notice. Termination of the Executive for Cause shall be communicated by a Notice of Termination. For purposes of this Agreement, a "Notice of Termination" shall mean delivery to the Executive of a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Company's Board of Directors at a meeting of the Board called and held for the purpose (after reasonable notice to the Executive and reasonable opportunity for the Executive, together with the Executive's counsel, to be heard before the Board prior to such vote), of finding that in the good faith opinion of the Board the Executive was guilty of conduct constituting Cause and specifying the particulars thereof in detail, including, with respect to the conduct or event described in clauses (a) or (d), that the Executive failed to cure such conduct or event during the thirty-day period following the date on which the Company gave written notice of the conduct or event referred to in clauses (a) or (d). For purposes of this Agreement, no such purported termination of the Executive's employment shall be effective without such Notice of Termination.

      7.03 "Change in Control" means the occurrence of any one of the following events: (i) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than an employee benefit plan established or maintained by the Company or any of its affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities, (ii) upon the first purchase of the Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or an employee benefit plan established or maintained by the Company or any of its affiliates), (iii) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of common stock), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company, or (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; provided however, that notwithstanding the above, a "Change in Control" shall not be deemed to occur if the events in this Section 7.03, (x) are accompanied or preceded, within the previous year, by a public disclosure made by or on behalf of the acquiring person, which disclosure has been approved or agreed to by the Company, of a proposal with respect to such events, including the terms of such proposal, and (y) are approved by a vote of at least a majority of the directors then still in office who were directors on the date immediately after the Effective Date.

      7.04 "Disability" means any medically determinable physical or mental impairment that renders the Executive substantially unable to perform all of the Executive's duties required under
Article I hereof for 180 days out of any 360-day period. The date of the Disability is the date on which the Executive is certified as having incurred a Disability by a physician mutually acceptable to the Executive (or the Executive's representative) and the Company.


      7.05   "Good Reason" means

      (a) at any time during the Employment Term, whether or not there has been a Change in Control, the occurrence of any one of the following events:

            (i) The assignment to the Executive by the Company of duties inconsistent with the Executive's duties and responsibilities (including reporting responsibilities) as Chief Executive Officer and President of WEX (or such other position to which the Executive may be promoted from time to time) or any adverse change to the Executive's title or any material reduction in his duties or responsibilities, except in connection with the termination of the Executive's employment for Cause, Disability or as a result of the Executive's death or by the Executive other than for Good Reason;

            (ii) A reduction by the Company in the Executive's Base Salary as in effect at the commencement of the Employment Term or as the same may be increased from time to time during the term of this Agreement;

            (iii) A failure by the Company to continue either (A)
                  the Short Term Incentive Plan described in
                  Section 3.03 hereof (provided that such plan may be modified from time to time but shall be deemed terminated if it does not remain substantially in the form proposed by Hewitt) or (B) plans providing the Executive with, in the aggregate, substantially similar benefits ("Substitute Plans"), or a failure by the Company to continue the Executive as a participant in the Short Term Incentive Plan on at least the same basis as the Executive participates at the commencement of the Employment Period or in the Substitute Plan on at least the same basis as the Executive participates at the date of adoption of the Substitute Plan;

            (iv) The failure by the Company to obtain the specific assumption of this Agreement by any successor or assign of the Company or any person acquiring substantially all of the Company's assets;

            (v) Any material breach by the Company of this Agreement; or

            (vi) A failure by the Company to continue in effect either (A) any material benefit or compensation plan or stock option plan (including any pension, profit sharing, bonus, life insurance, health, accidental death or dismemberment or disability plan) in which the Executive is participating, or
                  (B) plans providing the Executive with, in the aggregate, substantially similar benefits or the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such plan; or

      (b) following a Change in Control, the occurrence during the Employment Term of the taking of any action by the Company which would deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to the Change in Control;

provided, however, except with respect to the events described in
Section 7.05(a)(ii),(iv),(vi) or 7.05(b), Good Reason shall not be deemed to occur unless the Executive gives the Company written notice that the specified conduct or event has occurred and the Company fails to cure the conduct or event within thirty (30) days of the receipt of such notice.

      7.06 "Termination Date" means the date as of which the Executive's employment with the Company is terminated by the Company or by the Executive for any reason which, except in the event of the Executive's death, shall be specified in a written notice of termination received by either party from the other.

                          ARTICLE VIII

                      Executive Covenants

      8.01 Confidential Information. The Executive agrees and understands that in the Executive's position with the Company, the Executive will be exposed to and receive information relating to the confidential affairs of the Company or any of its affiliates, including but not limited to business and marketing plans, membership lists, products, promotions, development, financing, expansion plans, business policies and practices, and information considered by the Company or any of its affiliates to be confidential and in the nature of trade secrets. The Executive agrees that during the Employment Term and thereafter the Executive will keep such information confidential and not disclose such information to any third person or entity without the prior written consent of the Company. The Executive shall not be liable for the inadvertent or accidental disclosure of such information, if such disclosure occurs despite the exercise of a reasonable degree of care. This confidentiality covenant shall not apply to any knowledge or information that: (i) is or becomes available to others, other than as a result of a breach by the Executive of this
Section 8.01; (ii) was available to the Executive on a nonconfidential basis prior to its disclosure to the Executive through his status as an officer or director of the Company; or
(iii) becomes available to the Executive on a nonconfidential basis from a third party who is not bound by any confidentiality obligation to the Company. This confidentiality covenant has no temporal, geographical or territorial restriction. Upon termination of this Agreement, the Executive will promptly supply to the Company, all property, keys, notes, memoranda, writings, lists, files, reports, customer lists, machines, technical data or any other tangible product or document which has been produced by, received by or otherwise submitted to the Executive during or prior to the Employment Term.

      8.02 Ownership of Trade Secrets. The Executive agrees that any trade secret, invention, improvement, patent, patent application or writing, and any program, method, process, systems or novel technique or idea (whether or not capable of being trademarked, copyrighted or patented), conceived, devised, developed, or otherwise obtained by the Executive during the Employment Term, shall be and become the property of the Company and the Executive agrees to give the Company prompt written notice of his conception, invention, authorship, development or acquisition of any such trade secret, invention, improvement, patent application, writing, program, method, process, system or novel technique or idea and to execute such instruments or transfer, assignment, conveyance or confirmation and such other documents and to do all appropriate lawful acts as may be requested by the Company to transfer, assign, confirm, and perfect in the Company all legally protectable rights in any such trade secret, invention, improvement, patent, patent application, writing, program, method, process, system or novel technique or idea.

      8.03 Non-Compete. By and in consideration of the Base Salary, bonus and other benefits to be provided by the Company hereunder, and further in consideration of the Executive's exposure to the proprietary information of the Company or any of its affiliates, the Executive agrees that the Executive will not, while employed by the Company, and for a period of twelve (12) months after termination of employment hereunder, directly or indirectly own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation or control of or be connected in any manner, including but not limited to holding the positions of shareholder, director, officer, consultant, independent contractor, employee, partner, or investor, with any Competing Enterprise (as hereinafter defined); provided, however, that the Executive may invest in stocks, bonds, or other securities of a Competing Enterprise (but without otherwise participating in the business thereof) if (i) such stocks, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (or any successor statute thereto); and (ii) his investment does not exceed, in the case of any class of the capital stock of any one issuer, 5% of the issued and outstanding shares, or in the case of bonds or other securities, 5% of the aggregate principal amount thereof issued and outstanding.

      8.04 Competing Enterprise. For purposes of this Agreement, the term "Competing Enterprise" shall mean any person, corporation, partnership or other entity engaged in a business in the United States or in any foreign jurisdiction in which the Company or any of its affiliates is engaged in business on the date of the termination of this Agreement, in each case which is in competition with any of the businesses of the Company or any of its affiliates as of the date of the termination of this Agreement.

      8.05 Non-Solicitation; Published Statements. The Executive agrees that (i) if his employment is terminated for any reason he will not for a period until the expiration of the covenant contained in Section 8.03 hereof, directly or indirectly, solicit for employment, including without limitation recommending to any subsequent employer the solicitation for employment of, or employ any key employee employed by the Company or any of its affiliates, including without limitation WEX, and (ii) at any time during his employment and for a period until the expiration of the covenant contained in Section 8.03 hereof, publish any statement or make any statement (under circumstances reasonably likely to become public or that he might reasonably expect to become public) critical of the Company, or any of its affiliates (including its officers and directors), or otherwise maligning the business or reputation of the Company or any of its affiliates.

      8.06 Effect of Breach. The Executive further agrees that any breach of the terms of this Article VIII would result in irreparable injury and damage to the Company for which the Company would have no adequate remedy at law; the Executive therefore also agrees that in the event of said breach or any threat of breach, the Company shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the Executive and/or any and all persons and/or entities acting for and/or with the Executive, without having to prove damages (or post any bond), in addition to any other remedies to which the Company may be entitled at law or in equity. The terms of this Article shall not prevent the Company from pursuing any other available remedies for any breach or threatened breach hereof, including but not limited to the recovery of damages from the Executive. The Executive and the Company further agree that the provisions of the covenant not to compete are reasonable. Should a court or arbitrator determine, however, that any provision of the covenant not to compete is unreasonable, either in period of time, geographical area, or otherwise, the parties hereto agree that the covenant should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable.

      8.07 Survival. The provisions of this Article VIII shall survive any termination of this Agreement and the Employment Term, and the existence of any claim or cause of action by the Executive against the Company whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements of this Article VIII.

                            ARTICLE IX

                              Taxes

      9.01 Taxes. Any amounts payable to the Executive hereunder shall be paid to the Executive subject to all applicable taxes required to be withheld by the Company pursuant to federal, state or local law. The Executive or his Beneficiary, if applicable, shall be solely responsible for all taxes imposed on the Executive or his Beneficiary by reason of his receipt of any amounts of compensation or benefits payable to the Executive hereunder.

      9.02 Excise Tax Payments. In the event that any payment or benefit (within the meaning of Section 28OG(b)(2) of the Internal Revenue Code of 1986, as amended ("the "Code")) to the Executive or for his benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with the Company or a Change in Control of the Company (a "Payment" or "Payments"), would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes, including Excise Tax, imposed on the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. All determinations as to amounts payable to the Executive under this Section 9.02 shall be made in accordance with Sections 28OG and 4999 of the Code and any rulings and regulations promulgated thereunder and shall be made within thirty (30) days after the Termination Date by the Company's independent auditors, whose determinations shall be binding on the Executive and the Company.

                        ARTICLE X

                      Miscellaneous

      10.01 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach of this Agreement that cannot be resolved by the Executive and the Company, including (i) any dispute as to the calculation of the amounts payable pursuant to Article VI or Section 9.02 or (ii) any entitlement under Section 10.02(a), shall, at the request of either the Executive or the Company, be submitted to arbitration in Delaware in accordance with Delaware law and the procedures of the American Arbitration Association. The determination of the arbitrator(s) shall be conclusive and, subject to the provision for indemnification in
Section 10.02, binding on the Company and the Executive and, subject to Section 10.09, judgment may be entered on the arbitrator(s)' award in any court having jurisdiction.

      10.02  Fees, Expenses and Indemnification.


      (a) The Company shall pay all reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as a result of (i) the Executive's hearing before the Board as contemplated in Section 7.02 of this Agreement or
             (ii) the Executive's seeking to obtain or enforce any right or benefit provided by this Agreement, provided the Executive substantially prevails in the proceeding.

      (b) The Company shall indemnify the Executive as set forth in the Indemnity Agreement attached as Exhibit 4 and made a part thereof.

      10.03 Assignment, Successors. This Agreement shall be binding upon the Company and its successors and assigns and the Executive and his Beneficiary.

      10.04 Severability. If all or any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Agreement not declared to be unlawful or invalid. Any paragraph or part of a paragraph so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such paragraph or part of a paragraph to the fullest extent possible while remaining lawful and valid.

      10.05 Amendment and Waiver. This Agreement shall not be altered, amended or modified except by written instrument executed by the Company and the Executive. A waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.

      10.06 Notices. All notices and other communications required hereunder shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:        SafeCard Services, Incorporated
                          202 ATP Tour Boulevard
                          Ponte Vedra Beach, Florida  32082
                          Attention:  Chairman

If to the Executive:      John R. Birk
                          18 Neal Street
                          Portland, Maine  04102



Any party may from time to time designate a new address by notice given in accordance with this Section 10.06. Notice and communications shall be effective when actually received by the addressee.

      10.07 Counterpart Originals. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      10.08 Entire Agreement. This Agreement and the Exhibits attached hereto and made a part hereof forms the entire agreement between the parties hereto with respect to any severance payments and with respect to the subject matter contained in this Agreement.


      10.09 Applicable Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof. Subject to the parties' agreement to arbitrate disputes set forth in Section 10.01, the Executive and the Company hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware or the United States of America located in the State of Delaware for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating hereto except in such courts), and further agree that service of any process, summons, notice or documents by United States registered mail to either party in accordance with Section 10.06 hereof shall be effective service or process for any action, suit or proceeding brought against the other party in any such court and, absent any statute, rule or order to the contrary, that each party shall have thirty (30) days from actual receipt of any complaint to answer or otherwise plead with respect thereto. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or the United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.











      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                               SAFECARD SERVICES, INCORPORATED



                               By:  PAUL G. KAHN
                                  -----------------------------
                                    Paul G. Kahn
                                    Chief Executive Officer


                                    JOHN R. BIRK


                                    JOHN R. BIRK
                                  ------------------------------
                                    Executive




                                                     Exhibit 1

                       STOCK OPTION AGREEMENT
                          FOR JOHN R. BIRK


      THIS AGREEMENT, made as of the Effective Date (as defined in the employment agreement to which this Agreement is an exhibit (the "Employment Agreement")), between SafeCard Services, Incorporated, a Delaware corporation (the "Company"), and John R. Birk (the "Optionee").

      WHEREAS, the Company has adopted the 1994 Long Term Stock-
Based Incentive Plan (the "Plan") in order to provide additional incentive to selected officers, employees and directors of the Company; and

      WHEREAS, the committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      1.     Grant of Option.
             ----------------

             1.1 The Company hereby grants the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 65,000 whole shares of common stock of the Company, par value $.01 ("Shares"), subject to approval by the Company's stockholders of the issuance of additional shares of common stock of the Company pursuant to the Plan and further subject to, and in accordance with, the terms and conditions set forth in this Agreement.

             1.2 In the event that the transactions contemplated by the Merger Agreement (as defined in the Employment Agreement) are not consummated, this Agreement and the Option granted hereunder shall be null and void and shall have no effect.

             1.3 The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      2.     Purchase Price.
             ---------------

      The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be the closing price per Share on the New York Stock Exchange on the Effective Date.

      3.     Duration of Option.
             -------------------

      The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Effective Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 thereof.

      4.     Exercisability of Option.
             -------------------------

      Unless otherwise provided in this Agreement, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 25% of the total number of Shares covered by the Option after the expiration of one (1) year from the Effective Date and an additional 25% of the total number of Shares covered by the Option after the expiration of each of the second, third and fourth anniversaries of the Effective Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term. Any fractional number of shares resulting from the application of the percentages set forth in this
Section 4 shall be rounded to the next higher whole number of Shares.

      5.     Manner of Exercise and Payment.
             -------------------------------

             5.1 Subject to the terms and conditions of this Agreement, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and
(ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

             5.2 The notice of exercise described in Section 5.1 shall be accompanied by payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by certified check.

             5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to
Section 5.2 or the plan relating to the Shares in respect of which the Option is being exercised, the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

             5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

      6.     Termination of Employment.
             --------------------------

             6.1 Voluntary Resignation for Good Reason or Termination other than for Cause, Death or Disability. In the event the Company terminates the Optionee's employment other than for Cause, death or Disability (as defined in the Employment Agreement), or if the Optionee terminates his employment for Good Reason (as defined in the Employment Agreement) the Option, to the extent not yet vested shall fully vest, and the Optionee may at any time within thirty (30) days after such termination, exercise the Option.

             6.2 Death or Disability. In the event of the Disability of the Optionee or in the event the employment of the Optionee is terminated as a result of his death, the Optionee may at any time within one (1) year after such Disability or termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such Disability or termination of employment. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

             6.3 Expiration of Employment Term. In the event the Optionee's Employment Term (as defined in Section 1.01 of the Employment Agreement) is not extended, the Option to the extent not yet vested shall vest and the Optionee may at any time up to thirty
(30) days after the expiration of the Employment Term, exercise the Option.

             6.4 Other Termination of Employment. If the employment of the Optionee is terminated for any reason other than the reasons set forth in Sections 5.01., 5.02 and 5.03, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

      7.     Effect of Change in Control.
             ----------------------------

      Notwithstanding anything to the contrary contained in this Agreement, in the event of a Change in Control (as defined in the Employment Agreement), the Option, to the extent not yet vested, shall fully vest and shall become immediately and fully exercisable.

      8.     Nontransferability.
             -------------------

      The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

      9.     No Right to Continued Employment.
             ---------------------------------

      Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company.

      10.    Adjustments.
             ------------

      In the event of a Change in Capitalization, the committee administering the Plan may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The committee's adjustment shall be made in accordance with the provisions of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.


      11.    Optionee Bound by the Plan.
             ---------------------------

      The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

      12.    Modification of Agreement.
             --------------------------

      This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

      13.    Severability.
             -------------

      Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

      14.    Governing, Law.
             ---------------

      The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

      15.    Successors in Interest.
             -----------------------

      This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

      16.    Resolution of Disputes.
             -----------------------

      Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the committee administering the Plan. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.



                                SAFECARD SERVICES, INCORPORATED




                                By:  PAUL G. KAHN
                                   ------------------------------
                                     Paul G. Kahn
                                     Chief Executive Officer



                                     JOHN R. BIRK
                                   --------------------------------
                                     John R. Birk
                                     Optionee






                                                       Exhibit  2

                      STOCK OPTION AGREEMENT
                         FOR JOHN R. BIRK


      THIS AGREEMENT, made as of the Effective Date (as defined in the employment agreement to which this Agreement is an exhibit (the "Employment Agreement")), between SafeCard Services, Incorporated, a Delaware corporation (the "Company"), and John R. Birk (the "Optionee").

      WHEREAS, the Company has adopted the 1994 Long Term Stock-
Based Incentive Plan (the "Plan") in order to provide additional incentive to selected officers, employees and directors of the Company; and

      WHEREAS, the committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      1.      Grant of Option.
              ----------------

             1.1 The Company hereby grants Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 60,000 whole shares of common stock of the Company, par value $.01 ("Shares"), subject to approval by the Company's stockholders of the issuance of additional shares of common stock of the Company pursuant to the Plan and further subject to, and in accordance with, the terms and conditions set forth in this Agreement.

             1.2 In the event that the transactions contemplated by the Merger Agreement (as defined in the Employment Agreement) are not consummated, this Agreement and the Option granted shall hereunder be null and void and shall have no effect.

             1.3 The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      2.     Purchase Price.
             ---------------

      The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be the closing price per Share on the New York Stock Exchange on the Effective Date.

      3.     Duration of Option.
             -------------------

      The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Effective Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

      4.     Exercisability of Option.
             -------------------------

      Unless otherwise provided in this Agreement, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 20,000 Shares when the price of the Shares has traded at or above $21.00 for twenty (20) consecutive trading days; 20,000 Shares when the price of the Shares has traded at or above $24.00 for twenty (20) consecutive trading days; and 20,000 Shares when the price of the Shares has traded at or above $27.00 for twenty (20) consecutive trading days; provided, however, that the Option may not be exercised, in whole or in part, prior to the first anniversary of the Effective Date, and provided further, that the Option shall in all events fully vest on the ninth anniversary of the Effective Date. For purposes of this Section 4, each trading day on which the Company has acquired Shares in market transactions, whether pursuant to a stock repurchase program or otherwise, shall be excluded from the calculation of consecutive trading days.

      5.     Manner of Exercise and Payment.
             -------------------------------

             5.1 Subject to the terms and conditions of this Agreement, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and
(ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

             5.2 The notice of exercise described in Section 5.1 shall be accompanied by payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by certified check.

             5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to
Section 5.2 or the Plan relating to the Shares in respect of which the Option is being exercised, the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

             5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

      6.     Termination of Employment.
             --------------------------

             6.1 Voluntary Resignation for Good Reason or Termination other than for Cause, Death or Disability. In the event the Company terminates the Optionee's employment other than for Cause (as defined in the Employment Agreement), death or Disability (as defined in the Employment Agreement), or if the Optionee terminates his employment for Good Reason (as defined in the Employment Agreement) the Option, to the extent not yet vested shall fully vest, and the Optionee may at any time within thirty
(30) days after such termination, exercise the Option.

             6.2 Death or Disability. In the event of the Disability of the Optionee or in the event the employment of the Optionee is terminated as a result of his death, the Optionee may at any time within one (1) year after such Disability or termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such Disability or termination of employment. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

             6.3 Other Termination of Employment. If the employment of the Optionee is terminated for any reason other than the reasons set forth in Sections 5.01 and 5.02, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

      7.     Effect of Change in Control.
             ----------------------------

      Notwithstanding anything to the contrary contained in this Agreement, in the event of a Change in Control (as defined in the Employment Agreement), the Option, to the extent not yet vested, shall fully vest and shall become immediately and fully exercisable.

      8.     Nontransferability.
             -------------------

      The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.


      9.     No Plight to Continued Employment.
             ----------------------------------

      Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company.

      10.    Adjustments.
             ------------

      In the event of a Change in Capitalization, the committee administering the Plan may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The committee's adjustment shall be made in accordance with the provisions of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.

      11.    Optionee Bound by the Plan.
             ---------------------------

      The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

      12.    Modification of Agreement.
             --------------------------

      This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

      13.    Severability.
             -------------

      Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

      14.    Governing Law.
             --------------

      The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

      15.    Successors in Interest.
             -----------------------

      This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

      16.    Resolution of Disputes.
             -----------------------

      Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the committee administering the Plan. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.


                               SAFECARD SERVICES, INCORPORATED


                               By:  PAUL G. KAHN
                                  -----------------------------
                                    Paul G. Kahn
                                    Chief Executive Officer


                                    JOHN R. BIRK
                                  ------------------------------
                                    John R. Birk
                                    Optionee




                                                         Exhibit 3


                       STOCK OPTION AGREEMENT
                          FOR JOHN R. BIRK

      THIS AGREEMENT, made as of the Effective Date (as defined in the employment agreement to which this Agreement is an exhibit (the "Employment Agreement")), between SafeCard Services, Incorporated, a Delaware corporation (the "Company"), and John R. Birk (the "Optionee").

      WHEREAS, the Company has adopted the 1994 Long Term Stock-
Based Incentive Plan (the "Plan") in order to provide additional incentive to selected officers, employees and directors of the Company; and

      WHEREAS, the committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      1.     Grant of Option.
             ----------------

             1.1 The Company hereby grants the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 25,000 whole shares of common stock of the Company, par value $.01 ("Shares"), subject to approval by the Company's stockholders of the increase in the number of shares of the Company's common stock issuable pursuant to the Plan and further subject to, and in accordance with, the terms and conditions set forth in this Agreement.

             1.2 In the event that the transactions contemplated by the Merger Agreement (as defined in the Employment Agreement) are not consummated, this Agreement and the Option granted hereunder shall be null and void and shall have no effect.

             1.3 The Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and shall be so construed; provided however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that the Option is or will be determined to be an incentive stock option within the meaning of Section 422 of the Code.

      2.     Purchase Price.
             ---------------

      The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be the closing price per Share on the New York Stock Exchange on the Effective Date.

      3.     Duration of Option.
             -------------------

      The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Effective Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 thereof.

      4.     Exercisability of Option.
             -------------------------

      Unless otherwise provided in this Agreement, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 25% of the total number of Shares covered by the Option after the expiration of one (1) year from the Effective Date and an additional 25% of the total number of Shares covered by the Option after the expiration of each of the second, third and fourth anniversaries of the Effective Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term. Any fractional number of shares resulting from the application of the percentages set forth in this
Section 4 shall be rounded to the next higher whole number of Shares.

      5.     Manner of Exercise and Payment.
             -------------------------------

             5.1 Subject to the terms and conditions of this Agreement, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and
(ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

             5.2 The notice of exercise described in Section 5.1 shall be accompanied by payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by certified check.

             5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to
Section 5.2 or the plan relating to the Shares in respect of which the Option is being exercised, the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

             5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

      6.     Termination of Employment.
             --------------------------

             6.1 Voluntary Resignation for Good Reason or Termination other than for Cause, Death or Disability. In the event the Company terminates the Optionee's employment other than for Cause, death or Disability (as defined in the Employment Agreement), or if the Optionee terminates his employment for Good Reason (as defined in the Employment Agreement) the Option, to the extent not yet vested shall fully vest, and the Optionee may at any time within thirty (30) days after such termination, exercise the Option.

             6.2 Death or Disability. In the event of the Disability of the Optionee or in the event the employment of the Optionee is terminated as a result of his death, the Optionee may at any time within one (1) year after such Disability or termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such Disability or termination of employment. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees, and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

             6.3 Expiration of Employment Term. In the event the Optionee's Employment Term (as defined in Section 1.01 of the Employment Agreement) is not extended, the Option to the extent not yet vested shall vest and the Optionee may at any time up to thirty
(30) days after the expiration of the Employment Term, exercise the Option.


             6.4   Other Termination of Employment. If the
employment of the Optionee is terminated for any reason other than the reasons set forth in Sections 5.01., 5.02 and 5.03, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

      7.     Effect of Change in Control.
             ----------------------------

      Notwithstanding anything to the contrary contained in this Agreement, in the event of a Change in Control (as defined in the Employment Agreement), the Option, to the extent not yet vested, shall fully vest and shall become immediately and fully exercisable.

      8.     Nontransferability.
             -------------------

      The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

      9.     No Right to Continued Employment.
             ---------------------------------

      Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company.

      10.    Adjustments.
             ------------

      In the event of a Change in Capitalization, the committee administering the Plan may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The committee's adjustment shall be made in accordance with the provisions of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.

      11.    Disqualifying Dispositions.
             ---------------------------

      If the Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and the regulations promulgated thereunder, of any Share or Shares issued to the Optionee pursuant to his exercise of the Option within the two-year period commencing on the day after the Grant Date or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall within ten (10) days after such disposition, notify the Company thereof, by delivery of a written notice to the Secretary of the Company and immediately deliver to the Company the amount of all applicable withholding taxes under federal, state or local law.

      12.    Optionee Bound by the Plan.
             ---------------------------

      The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

      13.    Modification of Agreement.
             --------------------------

      This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

      14.    Severability.
             -------------

      Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

      15.    Governing Law.
             --------------

      The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

      16.    Successors in Interest.
             -----------------------

      This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

      17.    Resolution of Disputes.
             -----------------------

      Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the committee administering the Plan. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.



                                 SAFECARD SERVICES, INCORPORATED




                                 By:   PAUL G. KAHN
                                    -------------------------------
                                       Paul G. Kahn
                                       Chief Executive Officer



                                      JOHN R. BIRK
                                    -------------------------------
                                      John R. Birk
                                      Optionee




                                                       Exhibit 4

                         INDEMNITY AGREEMENT
                         -------------------


      AGREEMENT, effective as of the Effective Date (as defined in the Employment Agreement), between SafeCard Services, Incorporated, a Delaware corporation (the "Company"), and John R. Birk (the
"Indemnitee").

      WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

      WHEREAS, Indemnitee is an officer of the Company or of a subsidiary of the Company;

      WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

      WHEREAS, the By-laws (the "By-laws") and Certificate of Incorporation (the "Certificate") of the Company require the Company to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law, and the Indemnitee has agreed to serve as a director and/or an officer of the Company in part in reliance on such provisions in the By-laws and Certificate;

      WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner and Indemnitee's reliance on the foregoing provisions in the By-laws and Certificate, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such provisions in the By-laws and Certificate will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions in the By-laws or Certificate or any change in the composition of the Company's Board of Directors (the "Board") or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under Company directors' and officers' liability insurance policies;

      NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

      1.     Certain Definitions:

             (a) Change in Control: shall be deemed to have occurred upon any of the following events:

                   (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section l(a)(i), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                   (ii) The individuals who, as of the Effective
                        Date, are members of the Board (the
                        "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two -thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

                 (iii)  Approval by stockholders of the Company of
                        (A) a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly immediately following such merger or consolidation, more than seventy -five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (B) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                  (iv) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or
                        (ii) any corporation that, immediately
                        prior to such acquisition, is owned
                        directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition;

                   (v) Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

             (b) Claim: any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or other, including, without limitation, an action by or in the right of any other corporation of any type or kind, domestic or foreign or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether predicated on foreign, federal, state or local law and whether formal or informal.

             (c) Expenses: include attorneys' fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

             (d) Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was or has agreed to become a director, officer, employee, agent or fiduciary of the Company, or is or was serving or has agreed to serve in any capacity, at the request of the Company, in any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

             (e) Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; or (ii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

             (f) Voting Securities: any securities of the Company that vote generally in the election of directors.


       2.    Basic Indemnification Arrangement:
             ----------------------------------

             (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of an Indemnifiable Event, the Company shall indemnity Indemnitee (without regard to the negligence or other fault of the Indemnitee) to the fullest extent permitted by applicable law, as soon as practicable but in no event later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties, excise taxes or amounts paid or to be paid in settlement) of such Claim. If Indemnitee makes a request to be indemnified under this Agreement, the Board of Directors (acting by a quorum consisting of directors who are not parties to the Claim with respect to an Indemnifiable Event or, if such a quorum is not obtainable, acting upon an opinion in writing of independent legal counsel ("Board Action")) shall, as soon as practicable but in no event later than thirty days after such request, authorize such indemnification. Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, following a Change in Control, Indemnitee shall be entitled to indemnification pursuant to this Agreement in connection with any claim initiated by Indemnitee.

             (b) Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, if so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses relating to a Claim to Indemnitee (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of Indemnitee to repay such written undertaking by or on behalf of Indemnitee to repay such Expense Advance if a judgment or other final adjudication or determination adverse to Indemnitee establishes that Indemnitee, with respect to such claim, is not eligible for indemnification.

             (c) If there has been no Board Action or Arbitration (as defined in Section 3), or if Board Action determines that Indemnitee would not be permitted to be indemnified, in any respect, in whole or in part, in accordance with Section 2(a) of this Agreement, Indemnitee shall have the right to commence litigation in the court that is hearing the action or proceeding relating to the Claim for which indemnification is sought or in any court in the States of Delaware or Florida having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any Board Action or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Notwithstanding anything in the Certificate, the By-laws or this Agreement to the contrary, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction or Arbitration to secure a determination that Indemnitee should be indemnified under this Agreement, the By-laws of the Company or applicable law, any Board Action under which Indemnitee would not be permitted to be indemnified in accordance with Section 2(a) of this Agreement shall not be binding. Any Board Action not followed by such litigation or Arbitration shall be conclusive and binding on the Company and Indemnitee.

       3. Change in Control. The Company agrees that if there is a Change in Control, Indemnitee, by giving written notice to the Company and the American Arbitration Association (the "Notice"), may require that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration (the "Arbitration") in Fort Lauderdale, Florida in accordance with the Rules of the American Arbitration Association (the "Rules"). The Arbitration shall be conducted by a panel of three arbitrators selected in accordance with the Rules within thirty days of delivery of the Notice. The decision of the panel shall be made as soon as practicable after the panel has been selected, and the parties agree to use their reasonable efforts to cause the panel to deliver its decision within ninety days of its selection. The Company shall pay all fees and expenses of the Arbitration. The Arbitration shall be conclusive and binding on the Company and Indemnitee, and the Company or Indemnitee may cause judgment upon the award rendered by the arbitrators to be entered in any court having jurisdiction thereof.

      4. Establishment of Trust. In the event of a Potential Change in Control or a Change in Control, the Company shall, promptly upon written request, by Indemnitee, create a Trust for the benefit of Indemnitee and from time to time, upon written request of Indemnitee to the Company, shall fund such Trust in an amount, as set forth in such request, sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee; (ii) the Trustee shall advance, within two business days of a request by Indemnitee, any and all Expenses to Indemnitee, not advanced directly by the Company to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement); (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above; (iv) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise; and (v) all unexpended funds in such Trust shall revert to the Company upon a final determination by Board Action or Arbitration or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by indemnitee.
Nothing in this Section 4 shall relieve the Company of any of its obligations under this Agreement.

      5. Indemnification For Additional Expenses. The Company shall indemnity Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted by or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under law, this Agreement, or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

      6. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments' fines, penalties, excise taxes and amounts paid or to be paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of such Claim. In connection with any determination by Board Action, Arbitration or a court of competent jurisdiction that Indemnitee is not entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

      7. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.


      8. Contribution. In the event that the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any Claim deemed fair and reasonable in light of all of the circumstances of such action by Board Action or Arbitration or by the court before which such action was brought in order to reflect
(i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transactions(s) giving cause to such action; and/or (ii) the relative fault of the Company (and its other directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s). Indemnitee's right to contribution under this Paragraph 8 shall be determined in accordance with, pursuant to and in the same manner as, the provisions in Paragraphs 2 and 3 hereof relating to Indemnitee's right to indemnification under this Agreement.

      9. Notice to the Company by Indemnitee. Indemnitee agrees to notify the Company promptly in writing upon being served with or having actual knowledge of any citation, summons, compliant, indictment or any other similar document relating to any action which may result in a claim of indemnification or contribution hereunder.

      10. Non-exclusive, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate or By-laws or the Delaware General Corporation Law or otherwise, and nothing herein shall be deemed to diminish or otherwise restrict Indemnitee's right to indemnification under any such other provision. To the extent applicable law or the Certificate of Incorporation or the By-laws of the Company, as in effect on the date hereof or at any time in the future, permit greater indemnification than as provided for in this Agreement, the parties hereto agree that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such law or provision of the Certificate of Incorporation or By-laws and this Agreement shall be deemed amended without any further action by the Company or Indemnitee to grant such greater benefits. Indemnitee may elect to have Indemnitee's rights hereunder interpreted on the basis of applicable law in effect at the time of execution of this Agreement, at the time of the occurrence of the Indemnifiable Event giving rise to a Claim or at the time indemnification is sought.

      11.    Liability Insurance.
             --------------------

             (a) To the extent the Company maintains at any time an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any other Company director or officer under such insurance policy. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company and/or of the other parties under any such insurance policy.

             (b) For seven years after the Indemnitee no longer serves as a director or officer of the Company, the Company shall continue to provide directors' and officers' liability coverage for liabilities of the Indemnitee occurring during his service with the Company on terms no less favorable in terms of coverage and amount than such insurance maintained by the Company at the date of the Indemnitee's separation from the Company. In the event such coverage is not available, the maximum available coverage shall be maintained pursuant to this covenant.

      12. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or an behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

      13. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery with respect to such payment of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

      15. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

      16. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable against and by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or, otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and/or officer of the Company or of any other enterprise at the Company's request.

      17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions thereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

      18. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified registered mall, return receipt requested, with postage prepaid:

  A.  If to Indemnitee, to:    John R. Birk
                               97 Darling Avenue
                               South Portland, Maine 04106

or to such other person or address which Indemnitee shall furnish to the Company in writing pursuant to the above.

  B.  If to the Company, to:   SafeCard Services, Inc.
                               202 ATP Tour Boulevard
                               Ponte Vedra Beach, Florida 32082
                               Attention: Chief Executive Officer

or to such person or address as the Company shall furnish to lndemnitee in writing pursuant to the above.

      19. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the Effective Date.


                                 SAFECARD SERVICES, INCORPORATED




                                 By:  PAUL G. KAHN
                                    -------------------------------
                                      Paul G. Kahn
                                      Chief Executive Officer



                                 INDEMNITEE

                                      JOHN R. BIRK
                                    -------------------------------
                                      John R. Birk